Summary of Significant Accounting Policies (Policies)	12 Months Ended
Jun. 30, 2019
Accounting Policies [Abstract]
Basis of Presentation
Basis of Presentation

The consolidated financial statements include the accounts of Cimpress plc, its wholly owned subsidiaries, entities in which we maintain a controlling financial interest, and those entities in which we have a variable interest and are the primary beneficiary. Intercompany balances and transactions have been eliminated. Investments in entities in which we cannot exercise significant influence, and the related equity securities do not have a readily determinable fair value, are accounted for using the cost method and are included in other assets on the consolidated balance sheets.

Use of Estimates
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. We believe our most significant estimates are associated with the ongoing evaluation of the recoverability of our long-lived assets and goodwill, estimated useful lives of assets, share-based compensation, accounting for business combinations, and income taxes and related valuation allowances, among others. By their nature, estimates are subject to an inherent degree of uncertainty. Actual results could differ from those estimates.

Cash and Cash Equivalents, Policy [Policy Text Block]
Cash and Cash Equivalents
We consider all highly liquid investments purchased with an original maturity of three months or less to be the equivalent of cash for the purpose of balance sheet and statement of cash flows presentation. Cash equivalents consist of depository accounts and money market funds. Cash and cash equivalents restricted for use were $87 and $90 as of June 30, 2019 and 2018, respectively, and are included in other assets in the accompanying consolidated balance sheets.

Marketable Securities, Policy [Policy Text Block]
Marketable Securities
We determine the appropriate classification of marketable securities at the date of purchase and reevaluate the classification at each balance sheet date. Our marketable securities are classified as "available-for-sale" and carried at fair value, with the unrealized gains and losses, net of taxes if applicable, reported as a separate component of accumulated other comprehensive loss.

Accounts Receivable [Policy Text Block]
Accounts Receivable
Accounts receivable includes amounts due from customers. We offset gross trade accounts receivable with an allowance for doubtful accounts, which is our best estimate of the amount of probable credit losses in existing accounts receivable. Account balances are charged off against the allowance when the potential for recovery is no longer reasonably assured.

Inventory, Policy [Policy Text Block]
Inventories
Inventories consist primarily of raw materials and are recorded at the lower of cost or net realizable value using the first-in, first-out method. Costs to produce free products are included in cost of revenues as incurred.

Property, Plant and Equipment, Policy [Policy Text Block]
Property, Plant and Equipment
Property, plant and equipment are stated at cost less accumulated depreciation and amortization. Additions and improvements that substantially extend the useful life of a particular asset are capitalized while repairs and maintenance costs are expensed as incurred. Assets that qualify for the capitalization of interest cost during their construction period are evaluated on a per project basis and, if material, the costs are capitalized. No interest costs associated with our construction projects were capitalized in any of the years presented as the amounts were not material. Depreciation of plant and equipment is recorded on a straight-line basis over the estimated useful lives of the assets.

Internal Use Software, Policy [Policy Text Block]
Software and Web Site Development Costs
We capitalize eligible salaries and payroll-related costs of employees who devote time to the development of websites and internal-use computer software. Capitalization begins when the preliminary project stage is complete, management with the relevant authority authorizes and commits to the funding of the software project, and it is probable that the project will be completed and the software will be used to perform the function intended. These costs are amortized on a straight-line basis over the estimated useful life of the software, which is generally over a three year period. Costs associated with preliminary stage software development, repair, maintenance or the development of website content are expensed as incurred.
Amortization of previously capitalized amounts in the years ended June 30, 2019, 2018 and 2017 was $35,068, $31,332 and $24,571, respectively, resulting in accumulated amortization of $136,721 and $84,279 at June 30, 2019 and 2018, respectively.

Lessee, Leases [Policy Text Block]
Leases
We categorize leases at their inception as either operating or capital leases. Costs for operating leases that include incentives such as payment escalations or rent abatements are recognized on a straight-line basis over the term of the lease. Additionally, inducements received are treated as a reduction of our costs over the term of the agreement. Leasehold improvements are capitalized at cost and amortized over the shorter of their expected useful life or the life of the lease, excluding renewal periods.
Capital leases are accounted for as an acquisition of an asset and incurrence of an obligation. Assets held under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the leased asset at the inception of the lease, and amortized over the useful life of the asset. The corresponding capital lease obligation is recorded at the present value of the minimum lease payments at inception of the lease.
For lease arrangements where we are deemed to be involved in the construction of structural improvements prior to the commencement of the lease or take some level of construction risk, we are considered the owner of the assets during the construction period. Accordingly, as the lessor incurs the construction project costs, the assets and corresponding financial obligation are recorded in our consolidated balance sheet. Once the construction is completed, if the lease meets certain “sale-leaseback” criteria, we will remove the asset and related financial obligation from the balance sheet and treat the building lease as either an operating or capital lease based on our assessment of the guidance. If, upon completion of construction, the project does not meet the “sale-leaseback” criteria, the lease will be treated as a financing obligation and we will depreciate the asset over its estimated useful life for financial reporting purposes.

Business Insurance Recoveries [Text Block]
Insurance Recoveries
Insurance proceeds related to incurred losses are recognized when recovery is probable, while business interruption recoveries follow the gain contingency model and are recognized when realized or realizable and earned.

Intangible Assets, Finite-Lived, Policy [Policy Text Block]
Intangible Assets
We capitalize the costs of purchasing patents from unrelated third parties and amortize these costs over the estimated useful life of the patent. The costs related to patent applications, pursuing others who we believe infringe on our patents, and defending against patent-infringement claims are expensed as incurred.

We record acquired intangible assets at fair value on the date of acquisition using the income approach to value the trade names, customer relationships and customer network and a replacement cost approach to value developed technology and our print network. The income approach calculates fair value by discounting the forecasted after-tax cash flows back to a present value using an appropriate discount rate. The baseline data for this analysis was the cash flow estimates used to price the transaction. We amortize such assets using the straight-line method over the expected useful life of the asset, unless another amortization method is deemed to be more appropriate. In estimating the useful life of the acquired assets, we reviewed the expected use of the assets acquired, factors that may limit the useful life of an acquired asset or may enable the extension of the useful life of an acquired asset without substantial cost, the effects of obsolescence, demand, competition and other economic factors, and the level of maintenance expenditures required to obtain the expected future cash flows from the asset.
We evaluate the remaining useful life of intangible assets on a periodic basis to determine whether events and circumstances warrant a revision to the remaining useful life. If the estimate of an intangible asset’s remaining useful life is changed, we amortize the remaining carrying value of the intangible asset prospectively over the revised remaining useful life.

Impairment or Disposal of Long-Lived Assets, Policy [Policy Text Block]
Long-Lived Assets
Long-lived assets with a finite life are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or any other significant adverse change that would indicate that the carrying amount of an asset or group of assets may not be recoverable. During the year ended June 30, 2017, we recognized a partial impairment charge for the acquired intangible assets of our Tradeprint reporting unit of $3,211. During the years ended June 30, 2019 and 2018, we did not recognize any impairment charges for acquired intangible assets.
During the year ended June 30, 2017 we committed to plans to abandon certain manufacturing equipment and recognized losses of $2,408. The related loss during the year ended June 30, 2017 was recognized in cost of revenue, technology and development expense, and restructuring expense for $1,119, $678, and $611, respectively. We did not recognize any abandonment charges during the fiscal years ended June 30, 2019 or 2018.

Business Combinations Policy [Policy Text Block]
Business Combinations
We recognize the assets acquired and liabilities assumed in business combinations on the basis of their fair values at the date of acquisition. We assess the fair value of assets, including intangible assets, using a variety of methods and each asset is measured at fair value from the perspective of a market participant. The method used to estimate the fair values of intangible assets incorporates significant assumptions regarding the estimates a market participant would make in order to evaluate an asset, including a market participant’s use of the asset and the appropriate discount rates. Assets acquired that are determined to not have economic use for us are expensed immediately. Any excess purchase price over the fair value of the net tangible and intangible assets acquired is allocated to goodwill. Transaction costs and restructuring costs associated with a business combination are expensed as incurred.
The consideration for our acquisitions often includes future payments that are contingent upon the occurrence of a particular event. For acquisitions that qualify as business combinations, we record an obligation for such contingent payments at fair value on the acquisition date. We estimate the fair value of contingent consideration obligations through valuation models that incorporate probability adjusted assumptions related to the achievement of the milestones and thus likelihood of making related payments or by using a Monte Carlo simulation model. We revalue these contingent consideration obligations each reporting period. Changes in the fair value of our contingent consideration obligations are recognized within general and administrative expense in our consolidated statements of operations.

Goodwill and Intangible Assets, Policy [Policy Text Block]
Goodwill
The evaluation of goodwill for impairment is performed at a level referred to as a reporting unit. A reporting unit is either the “operating segment level” or one level below, which is referred to as a “component.” The level at which the impairment test is performed requires an assessment as to whether the operations below the operating segment should be aggregated as one reporting unit due to their similarity or reviewed individually. Goodwill is evaluated for impairment on an annual basis or more frequently when an event occurs or circumstances change that indicate that the carrying value may not be recoverable. Goodwill is considered to be impaired when the carrying amount of a reporting unit exceeds its estimated fair value.

We have the option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If the results of this analysis indicate that the fair value of a reporting unit is less than its carrying value, the quantitative impairment test is required; otherwise, no further assessment is necessary. To perform the quantitative approach, we estimate the fair value of our reporting units using a discounted cash flow methodology. If the carrying value of the net assets assigned to the reporting unit exceeds the fair value of the reporting unit, then we record an impairment loss equal to the difference. Refer to Note 8 for additional information.

Debt, Policy [Policy Text Block]
Debt Issuance Costs

Expenses associated with the issuance of debt instruments are capitalized and are amortized over the terms of the respective financing arrangement on a straight-line basis through the maturity date of the related debt instrument. During the years ended June 30, 2019 and 2018, we capitalized debt issuance costs related to the refinancing of our senior secured credit facility and senior unsecured notes of $1,800 and $11,666, respectively. Amortization expense and the write-off of costs related to debt modifications are included in interest expense, net in the consolidated statements of operations and amounted to $2,367, $1,821, and $1,578, for the years ended June 30, 2019, 2018 and 2017, respectively. During the year ended June 30, 2018, we also expensed $2,921 of unamortized costs related to the extinguishment of our senior unsecured notes, which has been presented separately in the consolidated statements of operations as part of loss on early extinguishment of debt. Refer to Note 10 for additional information.

Unamortized debt issuance costs were $12,018 and $12,585 as of June 30, 2019 and 2018, respectively. When we make changes to our financing arrangements, we re-evaluate the capitalization of these costs which could result in the immediate recognition of any unamortized debt issuance costs in our statement of operations.

Derivatives, Reporting of Derivative Activity [Policy Text Block]
Derivative Financial Instruments

We record all derivatives on the consolidated balance sheet at fair value. We apply hedge accounting to arrangements that qualify and are designated for hedge accounting treatment, which includes cash flow and net investment hedges. Hedge accounting is discontinued prospectively if the hedging relationship ceases to be effective or the hedging or hedged items cease to exist as a result of maturity, sale, termination or cancellation.

Derivatives designated and qualifying as hedges of the exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges which could include interest rate swap contracts and cross-currency swap contracts. In a cash flow hedging relationship, the effective portion of the change in the fair value of the hedging derivative is initially recorded in accumulated other comprehensive loss, while any ineffective portion is recognized directly in earnings, as a component of other income (expense), net. The portion of gain or loss on the derivative instrument previously recorded in accumulated other comprehensive (loss) income remains in accumulated other comprehensive (loss) income until the forecasted transaction is recognized in earnings. For derivatives designated as cash flow hedges, we present the settlement amount of these contracts within cash from investing activities in our consolidated statement of cash flows, if the hedged item continues after contract settlement.

Derivatives designated and qualifying as hedges of currency exposure of a net investment in a foreign operation are considered net investment hedges which could include cross-currency swap and currency forward contracts. In hedging the currency exposure of a net investment in a foreign operation, the effective portion of gains and losses on the hedging instruments is recognized in accumulated other comprehensive loss as part of currency translation adjustment, while any ineffective portion is recognized directly in earnings, as a component of other income (expense), net. The portion of gain or loss on the derivative instrument previously recorded in accumulated other comprehensive loss remains in accumulated other comprehensive loss until we reduce our investment in the hedged foreign operation through a sale or substantial liquidation.

We also enter into derivative contracts that are intended to economically hedge certain of our risks, even though we may not elect to apply hedge accounting or the instrument may not qualify for hedge accounting. When hedge accounting is not applied, the changes in the fair value of the derivatives are recorded directly in earnings as a component of other income (expense), net.

In accordance with the fair value measurement guidance, our accounting policy is to measure the credit risk of our derivative financial instruments that are subject to master netting agreements on a net basis by counterparty portfolio. We execute our derivative instruments with financial institutions that we judge to be credit-worthy, defined as institutions that hold an investment grade credit rating.

Mandatorily Redeemable Noncontrolling Interest [Policy Text Block]
Mandatorily Redeemable Noncontrolling Interest

Noncontrolling interests held by third parties in consolidated subsidiaries are considered mandatorily redeemable when they are subject to an unconditional obligation to be redeemed by both parties. The redeemable noncontrolling interest must be required to be repurchased on a specified date or on the occurrence of a specified event that is certain to occur and are to be redeemed via the transfer of assets. Mandatorily redeemable noncontrolling interests are presented as liability-based financial instruments and are re-measured on a recurring basis to the expected redemption value.     Refer to Note 14 for additional details.

Comprehensive Income, Policy [Policy Text Block]	Comprehensive Income (Loss)

Comprehensive income (loss) is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. Comprehensive income (loss) is composed of net income (loss), unrealized gains and losses on marketable securities and derivatives, unrealized loss on pension benefit obligation, and cumulative foreign currency translation adjustments, which are included in the accompanying consolidated statements of comprehensive income.

Treasury Shares Accounting Method [Policy Text Block]
Treasury Shares

Treasury shares are accounted for using the cost method and are included as a component of shareholders' equity. We reissue treasury shares as part of our share-based compensation programs and as consideration for some of our acquisition transactions. Upon issuance of treasury shares we determine the cost using the average cost method.

Revenue Recognition, Policy
Revenue Recognition

We generate revenue primarily from the sale and shipment of customized manufactured products. To a much lesser extent (and only in our Vistaprint business) we provide digital services, website design and hosting, and email marketing services, as well as a small percentage from order referral fees and other third-party offerings. Revenues are recognized when control of the promised products or services is transferred to the customer in an amount that reflects the consideration we expect to be entitled to in exchange for those products or services. Shipping revenues are recognized when control of the related products is transferred to the customer.

Under the terms of most of our arrangements with our customers we provide satisfaction guarantees, which give our customers an option for a refund or reprint over a specified period of time if the customer is not fully satisfied. As such, we record a reserve for estimated sales returns and allowances as a reduction of revenue, based on historical experience or the specific identification of an event necessitating a reserve. Actual sales returns have historically not been significant.
We have elected to recognize shipping and handling activities that occur after transfer of control of the products as fulfillment activities and not as a separate performance obligation. Accordingly, we recognize revenue for our single performance obligation upon the transfer of control of the fulfilled orders, which generally occurs upon delivery to the shipping carrier. If revenue is recognized prior to completion of the shipping and handling activities, we accrue the costs of those activities. We do have some arrangements whereby the transfer of control, and thus revenue recognition, occurs upon delivery to the customer. If multiple products are ordered together, each product is considered a separate performance obligation, and the transaction price is allocated to each performance obligation based on the standalone selling price. Revenue is recognized upon satisfaction of each performance obligation. We generally determine the standalone selling prices based on the prices charged to our customers.
Our products are customized for each individual customer with no alternative use except to be delivered to that specific customer; however, we do not have an enforceable right to payment prior to delivering the items to the customer based on the terms and conditions of our arrangements with customers and therefore we recognize revenue at a point in time.
We record deferred revenue when cash payments are received in advance of our satisfaction of the related performance obligation. The satisfaction of performance obligations generally occur shortly after cash payment and we expect to recognize our deferred revenue balance as revenue within three months subsequent to June 30, 2019.
We periodically provide marketing materials and promotional offers to new customers and existing customers that are intended to improve customer retention. These incentive offers are generally available to all customers and, therefore, do not represent a performance obligation as customers are not required to enter into a contractual commitment to receive the offer. These discounts are recognized as a reduction to the transaction price when used by the customer. Costs related to free products are included within cost of revenue and sample products are included within marketing and selling expense.
We have elected to apply the practical expedient under ASC 340-40-25-4 to expense incremental direct costs as incurred, which primarily includes sales commissions, since our contract periods generally are less than one year and the related performance obligations are satisfied within a short period of time.
Additional revenue disaggregation disclosure requirements resulting from the adoption of ASC 606 are included in Note 16.

Revenue from Contract with Customer
Revenue Recognition - Adoption of ASC 606
On July 1, 2018, we adopted ASC 606, Revenue from Contracts with Customers, using the modified retrospective transition approach. Under the modified retrospective approach, we applied the new standard for any contracts that were not complete as of the adoption date and recognized any cumulative impacts as of the adoption date within retained earnings on our consolidated balance sheet. We did not adjust the prior comparable period.
The following table summarizes the cumulative effect of adopting the new revenue standard as of the adoption date of July 1, 2018:

Consolidated Balance Sheet	As reported at June 30, 2018	ASC 606 adjustments	Adjusted balance at July 1, 2018
Assets
Prepaid expenses and other current assets	$78,846	$(3,738)	$75,108
Deferred tax assets	67,087	595	67,682
Liabilities and Shareholders' Equity
Deferred revenue	$27,697	$103	$27,800
Retained earnings	452,756	(3,246)	449,510

The following table summarizes the impact as of and for the year ended June 30, 2019 from adopting the new revenue standard as compared to the previous revenue standard:

	As reported (current revenue standard)	Current period adjustments	As adjusted (previous revenue standard)
Consolidated Statement of Operations for the Year Ended June 30, 2019
Marketing and selling expense (1)	$713,863	$295	$714,158
Income tax expense	33,432	(6)	33,426
Net income	93,480	(289)	93,191
Consolidated Balance Sheet as of June 30, 2019
Assets
Prepaid expenses and other current assets	$78,065	$3,443	$81,508
Deferred tax assets	59,906	(162)	59,744
Liabilities and Shareholders' Equity
Accrued expenses	$194,715	$156	$194,871
Deferred revenue	31,780	(103)	31,677
Retained earnings	537,422	3,228	540,650
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(1) During the year ended June 30, 2019, the adjustment to marketing and selling expense was the impact from National Pen's direct mail costs that resulted in lower expense of $295. The timing of the expense recognition would have been different under the previous revenue standard since they would have been capitalized within prepaid expense and other current assets and amortized over the customer response period to marketing and selling expense. As of July 1, 2018, we recognized a cumulative effect adjustment within retained earnings of $3,738.
The material impact of our adoption of ASC 606 is related to the timing for recognizing direct-response advertising costs, which were costs previously capitalized and expensed based on the guidance outlined in ASC 340 - "Other Assets and Deferred Assets". The guidance included in ASC 340 is eliminated by ASC 606, and under the new revenue standard these costs are expensed as incurred because they do not meet the requirements for capitalization since they are not direct and incremental to obtaining a contract. Historically the direct mail costs were capitalized and amortized over the customer response period (typically 3-4 months) and now costs are recognized when the direct mail is sent to the customers. This creates volatility in our quarterly profitability but should not have a significant impact on an annual basis and has no impact on cash flow. By applying the modified retrospective approach for implementing the standard, we adjusted the cumulative impact of capitalized costs of $3,738, resulting in a decrease to prepaid expenses and other current assets and a decrease to retained earnings, as well as the related tax impact of $595, resulting in an increase to deferred tax assets and an increase to retained earnings on July 1, 2018.
We also identified an impact related to customer loyalty programs that are offered by several of our businesses. Under the new revenue standard, the rewards associated with these programs are recognized as an additional performance obligation, resulting in an allocation of the transaction price and deferral of revenue until the subsequent reward redemption. By applying the modified retrospective approach for implementing the standard, we adjusted the cumulative impact of $103, resulting in an increase to deferred revenue and a decrease to retained earnings on July 1, 2018. All other impacts during the current periods were not considered material.

Costs Associated with Exit or Disposal Activities or Restructurings, Policy [Policy Text Block]

Restructuring

Restructuring costs are recorded in connection with initiatives designed to improve efficiency or enhance competitiveness. Restructuring initiatives require us to make estimates in several areas, including expenses for severance and other employee separation costs and our ability to generate sublease income to enable us to terminate lease obligations at the estimated amounts. One-time termination benefits generally are expensed at the date we notify the employee, unless the employee must provide future service beyond the statutory minimum retention period, in which case the benefits are expensed ratably over the future service period. If in certain jurisdictions there are minimum statutory benefits for involuntary terminations, we recognize the expense in the period that management has committed to a plan and the payment of benefits is probable and the amount is reasonably estimable. Liabilities for costs associated with a facility exit or disposal activity are recognized when the liability is incurred, as opposed to when management commits to an exit plan, and are measured at fair value. Restructuring costs are presented as a separate financial statement line within our consolidated statement of operations.

Advertising Cost [Policy Text Block]
Advertising Expense

Our advertising costs are primarily expensed as incurred and included in marketing and selling expense.    Advertising expense for the years ended June 30, 2019, 2018 and 2017 was $427,673, $432,546, and $363,936, respectively, which consisted of external costs related to customer acquisition and retention marketing campaigns.

Research and Development Expense, Policy [Policy Text Block]
Research and Development Expense

Research and development costs are expensed as incurred and included in technology and development expense. Research and development expense for the years ended June 30, 2019, 2018 and 2017 was $40,976, $41,451, and $51,811, respectively, which consisted of costs related to enhancing our manufacturing engineering and technology capabilities.

Income Tax, Policy [Policy Text Block]
Income Taxes

As part of the process of preparing our consolidated financial statements, we calculate our income taxes in each of the jurisdictions in which we operate. This process involves estimating our current tax expense and deferred tax expense based on assessing temporary and permanent differences resulting from differing treatment of items for tax and financial reporting purposes. We recognize deferred tax assets and liabilities for the temporary differences using the enacted tax rates and laws that will be in effect when we expect temporary differences to reverse. We assess the ability to realize our deferred tax assets based upon the weight of available evidence both positive and negative. To the extent we believe that it is more likely than not that some portion or all of the deferred tax assets will not be realized, we establish a valuation allowance. In the event that actual results differ from our estimates or we adjust our estimates in the future, we may need to increase or decrease income tax expense, which could have a material impact on our financial position and results of operations.

In the event we have disproportionate income tax effects in accumulated other comprehensive loss on the consolidated balance sheet, we release such tax effects to income tax expense within the consolidated statement of operations as the associated pre-tax balance is recorded to earnings.

We recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained upon examination by the taxing authorities, based on the technical merits of the tax position. The tax benefits recognized in our financial statements from such positions are measured as the largest benefit that has a greater than 50% likelihood of being realized upon ultimate resolution. The unrecognized tax benefits will reduce our effective tax rate if recognized. Interest and, if applicable, penalties related to unrecognized tax benefits are recorded in the provision for income taxes.

Foreign Currency Translation
Foreign Currency Translation
Our non-U.S. dollar functional currency subsidiaries translate their assets and liabilities denominated in their functional currency to U.S. dollars at current rates of exchange in effect at the balance sheet date, and revenues and expenses are translated at average rates prevailing throughout the period. The resulting gains and losses from translation are included as a component of accumulated other comprehensive loss. Transaction gains and losses and remeasurement of assets and liabilities denominated in currencies other than an entity’s functional currency are included in other income (expense), net in our consolidated statements of operations.

Other Income (expense), net
Other Income (Expense), Net
The following table summarizes the components of other income (expense), net:

	Year Ended June 30,
	2019	2018	2017
Gains (losses) on derivatives not designated as hedging instruments (1)	$23,494	$(2,687)	$936
Currency-related gains (losses), net (2)	2,506	(19,500)	5,577
Other gains (3)	476	1,155	3,849
Total other income (expense), net	$26,476	$(21,032)	$10,362

_____________________
(1) Primarily relates to both realized and unrealized gains (losses) on derivative currency forward and option contracts not designated as hedging instruments, as well as the ineffectiveness associated with our cash flow hedges.
(2) We have significant non-functional currency intercompany financing relationships that we may change at times and are subject to currency exchange rate volatility. The currency-related (losses) gains, net for the years ended June 30, 2019 and 2018 are primarily driven by this intercompany activity. In addition, we have certain cross-currency swaps designated as cash flow hedges, which hedge the remeasurement of certain intercompany loans, both presented in the same component above. Unrealized loss related to cross-currency swaps was $3,484 for the year ended June 30, 2019, and unrealized gains were $2,722, and $3,737 for the years ended June 30, 2018 and 2017, respectively.
(3) The gain recognized during the year ended June 30, 2018, was primarily related to insurance recoveries of $675. During the year ended June 30, 2017, we recognized a gain of $2,268 related to the sale of Plaza Create Co. Ltd. available for sale securities.

Net Income Per Share
Net Income (Loss) Per Share Attributable to Cimpress plc
Basic net income (loss) per share attributable to Cimpress plc is computed by dividing net income (loss) attributable to Cimpress plc by the weighted-average number of ordinary shares outstanding for the respective period. Diluted net income (loss) per share attributable to Cimpress plc gives effect to all potentially dilutive securities, including share options, restricted share units (“RSUs”), restricted share awards ("RSAs") and performance share units ("PSUs"), if the effect of the securities is dilutive using the treasury stock method. Awards with performance or market conditions are included using the treasury stock method only if the conditions would have been met as of the end of the reporting period and their effect is dilutive.

The following table sets forth the reconciliation of the weighted-average number of ordinary shares:

	Year Ended June 30,
	2019	2018	2017
Weighted average shares outstanding, basic	30,786,349	30,948,081	31,291,581
Weighted average shares issuable upon exercise/vesting of outstanding share options/RSUs/RSAs	876,356	1,272,320	—
Shares used in computing diluted net income (loss) per share attributable to Cimpress plc	31,662,705	32,220,401	31,291,581
Weighted average anti-dilutive shares excluded from diluted net income (loss) per share attributable to Cimpress plc (1)	—	2,291	21,978
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(1) In the periods in which a net loss is recognized, the impact of share options, RSUs, and RSAs is not included as they are anti-dilutive.

Share-Based Compensation
Share-based Compensation

Compensation expense for all share-based awards is measured at fair value on the date of grant and recognized over the requisite service period. We recognize the impact of forfeitures as they occur. The fair value of share options is determined using the Black-Scholes valuation model, or lattice model for share options with a market condition or subsidiary share options. The fair value of RSUs and RSAs is determined based on the quoted price of our ordinary shares on the date of the grant. Such value is recognized ratably as expense over the requisite service period, or on an accelerated method for awards with a performance or market condition. For awards that are ultimately settleable in cash, we treat them as liability awards and mark the award to market each reporting period recognizing any gain or loss in our statements of operations. For awards with a performance condition vesting feature, compensation cost is recorded if it is probable that the performance condition will be achieved.

In addition to a service vesting and market condition (based on the three year moving average of the Cimpress share price) contained in our standard performance share units, we also issue awards that contain financial performance conditions. These awards with a discretionary performance condition are subject to mark-to-market accounting throughout the performance vesting period. The compensation expense for these awards is estimated at fair value using a Monte Carlo simulation valuation model and compensation costs are recorded only if it is probable that the performance condition will be achieved. We are required to reassess the probability each reporting period. If we determine the awards are not probable at some point during the performance vesting period we would reverse any expense recognized to date.
Total share-based compensation expense was $21,716, $50,466, and $48,627 for the years ended June 30, 2019, 2018 and 2017, respectively.
During the first quarter of fiscal 2018, we issued supplemental performance share units ("supplemental PSUs") to certain members of management (excluding Robert Keane, our Chairman and CEO) that were incremental to our typical long-term incentive awards. The supplemental PSUs are subject to a three-year cumulative financial performance condition intended to provide a stretch goal for participants in addition to service vesting and share price performance conditions. The evaluation of achievement of the performance condition is at the discretion of the Compensation Committee and, therefore, the awards are subject to mark-to-market accounting throughout the performance vesting period. Beginning in the second quarter of fiscal 2018, we concluded that the achievement of the performance condition was probable and recognized $15,397 of expense cumulatively through the first quarter of fiscal 2019. In the second quarter of fiscal 2019, which is seasonally significant, we concluded that the achievement of the three-year cumulative performance condition was no longer probable, and we reversed the previously recognized expense of $15,397. As of June 30, 2019 we continue to consider achievement of the performance condition to not be probable. If, in a future period, we determine that it is probable that the financial performance condition will be achieved based on our financial performance, we will cumulatively catch up the expense in that period.

Compensated Absences Policy [Policy Text Block]
Sabbatical Leave

Compensation expense associated with a sabbatical leave, or other similar benefit arrangements, is accrued over the requisite service period during which an employee earns the benefit, net of estimated forfeitures, and is included in other liabilities on our consolidated balance sheets.

Concentration Risk, Credit Risk, Policy [Policy Text Block]
Concentrations of Credit Risk

We monitor the creditworthiness of our customers to which we grant credit terms in the normal course of business. We do not have any customers that accounted for greater than 10% of our accounts receivable as of June 30, 2019 and 2018. We do not have any customers that accounted for greater than 10% of our revenue for the years ended June 30, 2019, 2018 and 2017.

We maintain an allowance for doubtful accounts for potential credit losses based upon specific customer accounts and historical trends, and such losses to date in the aggregate have not materially exceeded our expectations.

Build-to-Suit Lease Arrangements
Build-to-Suit Lease Arrangements
For accounting purposes, we were deemed to be the owner of two projects during their respective construction periods: the Waltham, Massachusetts office building lease and a lease executed during the first quarter of fiscal 2019 for a production facility in Dallas, Texas. For both build-to-suit leases, property, plant and equipment, net, was $124,408 and $111,926 as of June 30, 2019 and June 30, 2018, respectively, related to the buildings. The financing lease obligation and deferred rent credit related to the buildings on our consolidated balance sheets was $124,643 and $115,312 as of June 30, 2019 and June 30, 2018, respectively. All additions during the current period were capitalized construction costs related to the Dallas facility.
As part of our adoption of the new leasing standard on July 1, 2019, and discussed further below, we will recognize our build-to-suit lease arrangements as operating leases under the new standard. Refer below for additional discussion of these changes.

Recently Issued or Adopted Accounting Pronouncements
Recently Issued or Adopted Accounting Pronouncements
New Accounting Standards Adopted
In May 2017, the FASB issued Accounting Standards Update No. 2017-09, "Compensation - Stock Compensation (Topic 718)," (ASU 2017-09), which clarifies the application of Topic 718 when accounting for changes in the terms and conditions of a share-based payment award. Under the new standard, changes to the terms or conditions of a share-based payment award are to be accounted for under modification accounting unless there is no change to the fair value, vesting conditions and classification of the award after modification. We adopted the amendment on its effective date of July 1, 2018. The amendment is applied prospectively, and the new standard did not have a material impact on our consolidated financial statements.
In November 2016, the FASB issued Accounting Standards Update No. 2016-18, "Statement of Cash Flows (Topic 230) Restricted Cash" (ASU 2016-18), which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. We adopted the new standard on July 1, 2018. The new standard did not have a material effect on our consolidated financial statements.
In March 2016, the FASB issued Accounting Standards Update No. 2016-04, "Liabilities - Extinguishment of Liabilities (Subtopic 405-20): Recognition of Breakage for Certain Prepaid Stored-Value Products" (ASU 2016-04), which requires an entity to recognize breakage for a liability resulting from the sale of a prepaid stored-value product in proportion to the pattern of rights expected to be exercised by the product holder only to the extent that it is probable that a significant reversal of the recognized breakage amount will not subsequently occur. The new standard is effective for us on July 1, 2018. The standard should be applied either retrospectively to each period presented or by means of a cumulative adjustment to retained earnings as of the beginning of the fiscal year adopted. We adopted the new standard on July 1, 2018. The new standard did not have a material effect on our consolidated financial statements.
In May 2014, the FASB issued Accounting Standards Update No. 2014-09, "Revenue from Contracts with Customers" (ASU 2014-09), which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. This guidance replaced most existing revenue recognition guidance in U.S. GAAP. The new standard is effective for us as of July 1, 2018. The standard permits the use of either the retrospective or modified retrospective method. We adopted the new standard during the first quarter of fiscal 2019. Refer to the information above for additional details of the adoption.
Issued Accounting Standards to be Adopted
In August 2018, the FASB issued Accounting Standards Update No. 2018-15 "Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40)" (ASU 2018-15), which requires a customer in a cloud computing arrangement that is a service contract to follow the internal use software guidance in ASC 350-40 to determine which implementation costs to capitalize as assets or expense as incurred. The new standard is effective for us on July 1, 2020 and we plan to early adopt the new standard on July 1, 2019. We do not expect the new standard to have a material impact on our consolidated financial statements.
In August 2017, the FASB issued Accounting Standards Update No. 2017-12, "Derivatives and Hedging: Targeted Improvements to Accounting for Hedging Activities (Topic 815)," (ASU 2017-12), which better aligns a company’s financial reporting for hedging activities with the economic objectives of those activities. The amendment is effective for us on July 1, 2019 and permits early adoption, including adoption in an interim period. The standard requires a modified retrospective transition approach, in which we will recognize the cumulative effect of the change on the opening balance of each affected component of equity in the statement of financial position as of the date of adoption.
Upon transitioning to the new standard on July 1, 2019, we will reverse the cumulative effect of expense recognized for the ineffective portion of our interest rate swap contracts, which will result in an adjustment to retained earnings and accumulated other comprehensive loss within our consolidated balance sheet of $193. We will prospectively recognize any ineffectiveness associated with any effective and designated cash flow hedges within accumulated other comprehensive loss, rather than in earnings. We do not expect these changes to have a material impact on our consolidated financial statements.
In March 2016, the FASB issued Accounting Standards Update No. 2016-02, "Leases (Topic 842)" (ASU 2016-02), which requires the recognition of lease assets and lease liabilities by lessees for those leases currently classified as operating leases. The standard also retains a distinction between finance leases and operating leases. The new standard is effective for us on July 1, 2019 and we will adopt the new standard using the modified retrospective approach. We will use the transition relief package, in which we will not reassess the classification of our existing leases, whether any expired or existing contracts contain leases and if our existing leases have any initial direct costs. We have completed the process of collecting our existing lease contracts and we are completing changes to our systems and processes.
The new standard will impact the classification of our build-to-suit leases, for our Waltham, Massachusetts and Dallas, Texas building leases, which under the new standard will result in their classification as operating leases. Therefore, on July 1, 2019, we will reverse the existing lease asset included within property, plant and equipment, net of $124,408 and the related financing lease obligations of $124,643. In addition, we will recognize an operating lease asset and liability, which is included in our estimated amounts below. For our fiscal year 2020, the change in lease classification for our build-to-suit leases will include the reclassification of interest expense to our operating expense financial statement lines, resulting in a reduction to operating income within our consolidated statement of operations of approximately $7,200. In our consolidated statement of cash flows, the change in classification will result in a decrease to cash from operating activities and increase to cash from financing activities of approximately $4,100.
Upon transition on July 1, 2019, we will recognize an operating lease asset of approximately $165,000 and an operating lease liability of approximately $170,000. The difference between the operating lease asset and liability will result from the reclassification of deferred rent and tenant allowance balances presented in other financial statement lines of the consolidated balance sheet, which will subsequently be included in the operating lease asset. Other than the impact from our build-to-suit leases, we do not expect the new standard to have a material impact on our consolidated statement of operations and consolidated statement of cash flows.
The following table summarizes the cumulative effect of adopting the new revenue standard as of the adoption date of July 1, 2018:

Consolidated Balance Sheet	As reported at June 30, 2018	ASC 606 adjustments	Adjusted balance at July 1, 2018
Assets
Prepaid expenses and other current assets	$78,846	$(3,738)	$75,108
Deferred tax assets	67,087	595	67,682
Liabilities and Shareholders' Equity
Deferred revenue	$27,697	$103	$27,800
Retained earnings	452,756	(3,246)	449,510

The following table summarizes the impact as of and for the year ended June 30, 2019 from adopting the new revenue standard as compared to the previous revenue standard:

	As reported (current revenue standard)	Current period adjustments	As adjusted (previous revenue standard)
Consolidated Statement of Operations for the Year Ended June 30, 2019
Marketing and selling expense (1)	$713,863	$295	$714,158
Income tax expense	33,432	(6)	33,426
Net income	93,480	(289)	93,191
Consolidated Balance Sheet as of June 30, 2019
Assets
Prepaid expenses and other current assets	$78,065	$3,443	$81,508
Deferred tax assets	59,906	(162)	59,744
Liabilities and Shareholders' Equity
Accrued expenses	$194,715	$156	$194,871
Deferred revenue	31,780	(103)	31,677
Retained earnings	537,422	3,228	540,650
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(1) During the year ended June 30, 2019, the adjustment to marketing and selling expense was the impact from National Pen's direct mail costs that resulted in lower expense of $295. The timing of the expense recognition would have been different under the previous revenue standard since they would have been capitalized within prepaid expense and other current assets and amortized over the customer response period to marketing and selling expense. As of July 1, 2018, we recognized a cumulative effect adjustment within retained earnings of $3,738.